UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2010
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-32261 (Commission File Number)	20-1142292 (I.R.S. Employer Identification Number)
17190 Bernardo Center Drive
San Diego, CA 92128
(Address of principal executive offices, including zip code)
(858) 485-9840
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1

Item 8.01. Other Events.
     On April 14, 2010, BioMed Realty Trust, Inc. (the “Company”) entered into an underwriting agreement with Raymond James & Associates, Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and KeyBanc Capital Markets Inc., as representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 11,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), plus up to an additional 1,725,000 shares of Common Stock pursuant to the Underwriters’ 30-day over-allotment option, at a price to the public of $17.25 per share. The Underwriters exercised their over-allotment option in full on April 15, 2010. The offering closed on April 19, 2010. Gross proceeds from the offering of an aggregate of 13,225,000 shares were approximately $228.1 million. After the closing of the offering, the number of shares of Common Stock outstanding was 113,544,573.
     The Company intends to use the net proceeds of the offering to repay a portion of the outstanding indebtedness under its $720.0 million unsecured line of credit and for other general corporate and working capital purposes.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of April 14, 2010, among the Company, BioMed Realty, L.P. and Raymond James & Associates, Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and KeyBanc Capital Markets Inc., as representatives of the Underwriters
5.1	Opinion of Venable LLP
8.1	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2010

BIOMED REALTY TRUST, INC.
By:	/s/ Kent Griffin
	Name:	Kent Griffin
	Title:	President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of April 14, 2010, among the Company, BioMed Realty, L.P. and Raymond James & Associates, Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and KeyBanc Capital Markets Inc., as representatives of the Underwriters
5.1	Opinion of Venable LLP
8.1	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto)